UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2009

SUNESIS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Oyster Point Boulevard, Suite 400 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 30, 2009, Sunesis Pharmaceuticals, Inc. (the “Company”) completed the second closing for $5.0 million of units, consisting of Series A Preferred Stock and warrants to purchase common stock. This closing constituted the second tranche of the private placement of up to $43.5 million of Sunesis’ securities (the “Private Placement) pursuant to that certain Securities Purchase Agreement, dated March 31, 2009, as amended (the “Purchase Agreement”), by and between the Company and accredited investors, including certain members of management (the “Investors”), as previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2009 (the “Prior Current Report”). The description of the Purchase Agreement in Item 1.01 under the heading “Securities Purchase Agreement” in the Prior Current Report and the description of the amendment of the Purchase Agreement in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on July 2, 2009 are incorporated herein by reference. In connection with the Private Placement, the Company and the Investors also entered into that certain Investor Rights Agreement, dated April 3, 2009, as amended (the “Rights Agreement”). The description of the Rights Agreement in Item 1.01 under the heading “Investor Rights Agreement” in the Prior Current Report and the description of the amendment to the Rights Agreement in Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on July 2, 2009 are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

On October 27, 2009, the Company entered into an agreement (the “Amendment Agreement”) to amend the definitive agreements executed in connection with the Private Placement. The Amendment Agreement was entered into with the Investors and amends the Purchase Agreement to provide in part that, if the holders of a majority of the Series A Preferred Stock issued in the Private Placement (the “Majority Holders”) elect to complete the common equity closing of the Private Placement, they must do so prior to a date determined with reference to the Company’s cash balance dropping below $2.5 million at certain future dates, rather than $4.0 million as initially provided by the Purchase Agreement. The Amendment Agreement also amends the Purchase Agreement to provide that the Company will use commercially reasonable efforts to maintain a cash balance of at least $2.5 million as of January 8, 2010. The Amendment Agreement also amends the Rights Agreement to defer the Investors’ right to designate five members of the Company’s Board of Directors until January 1, 2010, or such later date as determined by the Majority Holders.

The foregoing description of the Amendment Agreement is not complete and is qualified in its entirety by reference to the full text of the Amendment Agreement, a copy of which is filed herewith as Exhibit 10.66 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

On October 30, 2009, the Company completed the sale of $5.0 million of units, consisting of Series A Preferred Stock and warrants to purchase common stock, in connection with the second closing of the Private Placement. The Company issued approximately 1.45 million shares of Series A Preferred Stock in the second closing, which are initially convertible into approximately 14.5 million shares of common stock, and warrants to purchase approximately 14.5 million shares of common stock. The per unit purchase price for a share of Series A Preferred Stock and a warrant to purchase 10 shares of common stock was $3.45, which is equivalent to the purchase price of the units sold in the initial closing of $10.0 million units in April 2009 in accordance with the terms of the Private Placement. The warrants issued at the second closing have an exercise price of $0.22 per share and a term of seven years from issuance. The net proceeds, after deducting placement agent fees and other estimated offering expenses payable by the Company, are expected to be approximately $4.7 million. The terms and conditions of the convertibility of the Series A Preferred Stock are discussed in greater detail in Item 5.03 of the Company’s Current Report on Form 8-K filed with the SEC on April 3, 2009 as well as in Item 5.03 below, and are incorporated herein by reference. The Company expects all net proceeds received from the initial closing of the Private Placement to be used for working capital and other general corporate purposes.

The shares of Series A Preferred Stock sold in the second closing were offered and sold in the Private Placement to the Investors without registration under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, in reliance on the exemptions provided by Section 4(2) of the Securities Act, and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. Accordingly, the securities to be issued in the Private Placement have not been registered under the Securities Act, and until so registered, these securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration.

The foregoing description of the warrants is not complete and is qualified in its entirety by reference to the full text of the form of warrant, a copy of which is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 3, 2009, and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2009, the Company filed a Certificate of Amendment to the Certificate of Designation of the Series A Preferred Stock (the “Amended Certificate”) with the Secretary of State of the State of Delaware. The Amended Certificate amends certain provisions of the voting rights of the Series A Preferred Stock as they relate to the Company’s cash balance as of January 8, 2010 to correspond to amendments made to the Purchase Agreement pursuant to the Amendment Agreement described in Item 1.01 of this Current Report on Form 8-K.

The foregoing description of the Amended Certificate is not complete and is qualified in its entirety by reference to the full text of the Certificate, a copy of which is filed herewith as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

3.4	Certificate of Amendment to the Certificate of Designation of the Series A Preferred Stock of the Company.

10.66	Second Agreement Regarding Private Placement of Securities of Sunesis Pharmaceuticals, Inc., dated as of October 27, 2009, by and among the Company and the investors identified on the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNESIS PHARMACEUTICALS, INC.

Dated: November 2, 2009	By:	/s/ Daniel N. Swisher, Jr.
Daniel N. Swisher, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.4	Certificate of Amendment to the Certificate of Designation of the Series A Preferred Stock of the Registrant.

10.66	Second Agreement Regarding Private Placement of Securities of Sunesis Pharmaceuticals, Inc., dated as of October 27, 2009, by and among the Registrant and the investors identified on the signature pages thereto.